Exhibit 99.1

Nomadar Secures Strategic Investment from International Investor Christian Septien to Accelerate Expansion of Global Sports Development Platform

Investment Establishes Significant Minority Stake and Supports Expansion of High-Performance Training Platform and JP Financial Arena Project

Marshall, Texas — March 19, 2026 — Nomadar (NASDAQ: NOMA) (“Nomadar” or the “Company”), a global sports development and technology platform focused on high-performance training, sports infrastructure, and digital engagement, announced that it has secured a $5.4 million strategic investment from international investor Christian Septien, representing just under 10% of the Company’s issued and outstanding shares.

The investment, made through his company Sepsus Media Group S.L., establishes Mr. Septien as a long-term strategic partner as Nomadar advances the expansion of its global sports platform and international training initiatives.

The global sports and athlete development market continues to expand rapidly as technology, data analytics, and international training platforms reshape how elite talent is identified, developed, and commercialized worldwide.

Nomadar is developing an integrated global sports ecosystem that combines elite athlete development programs, international training infrastructure, digital engagement platforms, and large-scale sports and entertainment destinations, connected to professional football through its relationship with Cádiz CF.

Nomadar intends to utilize proceeds from the investment to advance several key growth initiatives, including:

● Expansion of the High-Performance Training (HPT) program into new international markets through the establishment of additional training hubs and partnerships with elite athletes, federations, and clubs.

● Advancement of the JP Financial Arena project, previously referred to as the Sportech City project, including planning, design, permitting, and infrastructure development required to bring the flagship multi-use sports and entertainment destination to life.

● Strategic technology investments to enhance athlete development tools, performance analytics, and digital engagement platforms.

Management believes these initiatives position the Company to further scale its global platform and expand its presence across multiple international markets.

Mr. Septien’s international network across media, entertainment, and consumer markets is expected to support Nomadar’s expansion plans and strengthen its relationships with global partners, athletes, and fans.

“This investment from Mr. Septien represents a strong endorsement of Nomadar’s long-term vision to build a global platform for high-performance training and next-generation sports infrastructure,” said Rafael Contreras, Nomadar’s Chief Executive Officer and Co-Chairman. “We believe Nomadar is positioned to develop a scalable global ecosystem that connects athlete development, technology, and international sports infrastructure.”

“The investment enables us to accelerate the expansion of our HPT program into priority international markets, advance the development of the JP Financial Arena project, and continue investing in technology that enhances athlete performance and fan engagement across our growing global platform.”

Christian Septien added, “My investment in Nomadar reflects a long-term commitment to the Company and its projects. The combination of the global brand strength of Cádiz CF together with Nomadar’s strategy of applying technology to sports, tourism, and health creates a unique opportunity. I am particularly interested in international projects with strong growth potential, and Nomadar is building an international ecosystem across emerging and high-growth sectors.”

The investment will be recognized today at the Nasdaq MarketSite in Times Square, New York, where members of Nomadar’s Board of Directors, invited guests, and Mr. Septien will gather to commemorate the announcement.

The securities issued in connection with this investment were offered and sold in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, and applicable state securities laws, and will be subject to applicable resale restrictions.

About Christian Septien

Mr. Septien is an entrepreneur and private investor with over 20 years of experience building and expanding businesses across advertising, media, real estate, and financial markets. He has a strong track record of creating cross-border partnerships that connect brands, audiences, and commercial platforms, including strategic relationships with globally recognized sports organizations such as the Pittsburgh Steelers. He is based between Mexico, Spain, and the United States, he focuses on scalable business models that generate sustainable long-term value.

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding strategic investments in the Company, and the potential benefits thereof. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward- looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s Registration Statement on Form S-1 (File No. 333-284716) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2025, as amended and supplemented from time to time, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Public Relations/Strategic Advisory

Phoenix MGMT & Consulting

PR@PhoenixMGMTconsulting.com

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com

or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com